UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      September 13, 2000
                                                   ---------------------------

                                   XAIBE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                  0-27647                      76-0594907
--------------------------      ---------------          -----------------------
(State or other jurisdiction     (Commission              (IRS Employer
  of incorporation)                file number)           Identification Number)


               13100 N.W. Freeway, Suite 130, Houston, Texas 77040
              -----------------------------------------------------
               (Address of principal executive offices)(Zip Code)


                                 (713) 690-9233
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                     2400 Loop 35, #1502, Alvin, Texas 77511
         ---------------------------------------------------------------
         (Former name and former address, if changed since last report)

Item 1.  Changes in Control of Registrant

     Pursuant to the terms of the Exchange and the Acquisition described in Item 2 below, on October 27, 2000, control of Xaibe, Inc. (the "Company") was transferred to the following persons:

      Name                           Number of Shares Held     Percent Ownership
     ------                         -----------------------   ------------------

Steven Fodrie                               2,050,000               13.7%
Jimmy Farmer, Jr.                           1,600,000               10.7%
Pio Antonio Sgarbi                          1,600,000               10.7%
All-American Foundation, Inc.               3,000,000               20.1%

     With the exception of the shares held by All American Foundation, Inc., each of the foregoing shareholders acquired the shares listed pursuant to the terms of an Exchange Agreement in exchange for shares of common stock of PolarShield, Inc. The shares held by All American Foundation, Inc. were acquired in exchange for the transfer of international marketing rights relating to PolarShield's proprietary refrigerant technology.

     The ownership percentages reflected above give effect to the 4-for-1 stock split described in Item 5 below, the Exchange and the issuance of shares to acquire international marketing rights, after which a total of 14,959,705 shares were issued and outstanding.

     Pursuant to the terms of the Exchange, John Bauska and Dorothy Mortenson resigned as officers and directors of the Company and Jimmy Farmer was appointed sole director and President of the Company.

Item 2.  Acquisition or Disposition of Assets

     On October 27, 2000, the Company completed an exchange (the "Exchange") pursuant to which the Company issued an aggregate of 5,559,705 shares of common stock in exchange for 97.9% of the outstanding shares of common stock of PolarShield, Inc. ("PolarShield"). Pursuant to the terms of the Exchange, each share of PolarShield common stock was exchangeable for one share of Company common stock. As a result of the Exchange, PolarShield became a subsidiary of the Company.

     In connection with the Exchange all convertible preferred stock, options and warrants to purchase shares of PolarShield common stock outstanding immediately prior to the consummation of the Exchange were assumed by the Company. PolarShield has 1,629,550 shares of preferred stock outstanding which, 45 days following the first quote on the Company's common stock, at the election of the holder, is: (i) convertible into one share of common stock, subject to a "lock-up" for a period of 18 months following conversion, (ii) convertible into a number of shares of common stock determined by dividing, for each share of preferred stock, 1 by 50% of the closing bid price of the Company's common stock on the 30th calendar day following the first quote, subject to a "lock-up" for a period of 12 months following conversion, or (iii) redeemable at $1.15 per share. The preferred shares are convertible based on 50% of the closing bid price if the holder fails to make an election.

     PolarShield, a Nevada corporation formed in 1998, is engaged in the marketing of energy management and conservation solutions utilizing a patented refrigerant process (the "Process") designed to improve efficiency of heating, ventilation and air condition and refrigerant systems.

Item 5.  Other Events

     On September 13, 2000, prior to the Exchange, the Company declared a 4-for-1 stock split for all shareholders of record on that date.

     Simultaneous with closing of the Exchange, the Company acquired from Energy Technologies Group, Inc. the international marketing rights with respect to the Process in exchange for 3,000,000 shares of common stock.

     In connection with the Exchange, the Company relocated its principal offices to the offices of PolarShield located at 13100 N.W. Freeway, Suite 130, Houston, Texas 77040.

Item 7.  Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired

           Independent Auditors Report...................................  F-1
           Balance Sheet as of December 31, 1999.........................  F-2
           Statements of Income for the period from June 14, 1999 to
              December 31, 1999..........................................  F-4
           Statements of Changes in Stockholders Equity for the period from June 14, 1999 to December 31, 1999...................  F-5
           Statements of Cash Flows for the period from June 14, 1999 to December 31, 1999......................................  F-6
           Notes to Financial Statements.................................  F-7

           Balance Sheet as of June 30, 2000 (Unaudited).................  F-13
           Statement of Income for the six months ended
              June 30, 2000 (Unaudited)..................................  F-15
           Statements of Changes in Stockholders' Equity for the six
              months ended June 30, 2000.................................  F-16
           Statement of Cash Flows for the nine months ended
              June 30, 2000 (Unaudited)..................................  F-17
           Notes to Financial Statements (Unaudited).....................  F-18

(b)  Pro Forma Financial Information

     The acquisition of PolarShield by the Company will be accounted for using the purchase method of accounting. PolarShield will be deemed the acquiror for accounting and financial reporting purposes. Because pro forma financial statements giving effect to the Exchange on a historical basis would be substantially identical to the financial statements of PolarShield, no pro forma financial statements are included herewith.

(c)  Exhibits

           Exhibit
           Number                    Description
          ----------               ----------------

          2.1 Exchange Agreement dated September 29, 2000, by and among Xaibe, Inc., PolarShield, Inc. and the shareholders of PolarShield, Inc.

          10.1 Assignment and Bill of Sale dated October 26, 2000 by and among Xaibe, Inc. and Energy Technology Group, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            XAIBE, INC.

Dated: November 6, 2000

                                                       By: /s/ Jimmy Farmer
                                                          ----------------------
                                                          Jimmy Farmer
                                                          President

                         Bob Stephens & Associates, P.C.
                            2825 Wilcrest, Suite 408
                              Houston, Texas 77042

                                                         Phone   713-339-3388
                                                         Fax     713-339-2355


                          INDEPENDENT AUDITOR'S REPORT


To the Board of Directors and Stockholders of Polarshield, Inc.

We have audited the accompanying balance sheet of Polarshield, Inc. (a Nevada Corporation and a development stage company) as of December 31,1999, and the related statements of income, stockholders' equity, and cash flows for the period from June 14, 1999 (inception), to December 31,1999. These financial statements are the responsibility of Polarshield, Inc.'s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Polarshield, Inc. as of December 31, 1999, and the results of its operations and its cash flows for the period from June 14, 1999 (inception), to December 31, 1999, in conformity with generally accepted accounting principles.


                                             /s/ Bob Stephens & Associates P.C.



Houston, Texas.
May 2, 2000

                POLARSHIELD, INC. (A Development Stage Company)
                                 BALANCE SHEET
                               December 31, 1999


                                     ASSETS

CURRENT ASSETS
     Cash                                              $42,009
     Accounts receivable                                30,798
     Loans receivable                                  142,597
     Inventory                                          10,000
     Deferred tax benefit                              103,530
                                                    ------------

                              Total Current Assets     328,934

PLANT,PROPERTY AND EQUIPMENT, at cost
     Equipment & machinery                              44,269
     Furniture & fixtures                              182,250
                                                    ------------
                                                       226,519
     Less accumulated depreciation                      24,064
                                                    ------------
                                                       202,455
OTHER ASSETS
     License & agreements - net of amortization        454,950
     Other                                              25,273
                                                    ------------
                                                       480,223
                                                    ------------
TOTAL ASSETS                                       $ 1,011,612
                                                    ============

                 See accompanying notes to financial statements

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
     Accounts payable                               $   36,254
     Accrued expenses                                   15,066
     Loans payable                                     166,450
                                                    ------------
          Total Current Liabilities                    217,770

LONG-TERM LIABILITIES
     Notes payable                                     266,113
     Capital lease obligations - note 8                 62,360
                                                    ------------
                                                       328,473

STOCKHOLDERS' EQUITY
     Common stock, $0.001 par value per share;
          authorized 25,000,000 shares;
          issued 2,250,000 shares - note 8               2,250
     Preferred stock, $0.01 par value per share;
          authorized 5,000,000 shares;
          issued 823,400 shares - note 8                 8,234
     Paid-in capital                                   659,766
     Deficit accumulated in the development stage     (204,881)
                                                    ------------
                                                       465,369
                                                    ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY          $1,011,612
                                                    ============

                POLARSHIELD, INC. (A DEVELOPMENT STAGE COMPANY)
                               STATEMENT OF INCOME
             For the Period from June 14, 1999 to December 31, 1999


SALES                                                            $302,187
COST OF GOODS SOLD
     Materials                                                     40,000
     Freight-in                                                     1,354
     Labor                                                         32,736
                                                                 ---------
                                  Gross Profit                    228,097

SELLING, GENERAL AND ADMINISTRATIVE COSTS
     Selling expenses                                              89,167
     Sales commissions                                            243,529
     General & administrative                                     147,540
     Amortization expense                                          30,330
     Depreciation                                                  24,064
                                                                 ---------
                                                                  534,630
OTHER (INCOME) EXPENSE
     Interest Income                                               (1,650)
     Interest Expense                                               3,528
                                                                 ---------
                            Total costs and expenses              536,508
                                                                 ---------
     LOSS BEFORE INCOME TAXES                                    (308,411)

INCOME TAXES
     Deferred Tax Benefit                                         103,530
                                                                 ---------
          NET LOSS                                            $  (204,881)
                                                                 =========

                 See accompanying notes to financial statements

                POLARSHIELD, INC. (A DEVELOPMENT STAGE COMPANY)
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
             For the Period from June 14, 1999 to December 31, 1999

                                             Number of
                                              Shares         Amount
                                             ---------      --------
COMMON STOCK
Balance June 14, 1999                               -        $     -
     Issued pursuant to
     Company resolutions                    2,250,000          2,250
                                           ------------      ---------
Balance December 31, 1999                   2,250,000          2,250
                                           ============      =========
PREFERRED STOCK
Balance June 14, 1999                               -              -
     Issued pursuant to
          sub-license agreement               313,200          3,132
     Issued pursuant to
          option agreement                    314,500          3,145
     Issued through direct subscription       195,700          1,957
                                           ------------      ---------
Balance December 31, 1999                     823,400          8,234
                                           ============      =========
ACCUMULATED DEFICIT
Balance June 14, 1999                                              -
     Net loss during development stage                      (204,881)
                                                             ---------
Balance December 31, 1999                                   (204,881)
                                                             ---------
PAID-IN CAPITAL
Balance June 14, 1999                                              -
     Issued pursuant to
      Company resolutions                                      1,850
     Issued pursuant to
      sub-license agreement                                  310,068
     Issued pursuant to
      option agreement                                       154,105
     Issued through direct subscription                      193,743
                                                             ---------
Balance December 31, 1999                                    659,766
                                                             ---------
Total Stockholders' Equity                                 $ 465,369
                                                             =========
                 See accompanying notes to financial statements

                POLARSHIELD, INC. (A DEVELOPMENT STAGE COMPANY)
             For the Period from June 14, 1999 to December 31, 1999

CASH FLOWS FROM OPERATING ACTIVITIES
     Net Loss                                               $  (204,881)
     Adjustment to reconcile Net Income (loss) to net cash
     provided by (used in) Operating Activities:
          Depreciation                                           24,064
          Amortization                                           30,330
          Allowance for Doubtful Accounts                        35,768
     Changes in components of working capital-
     (Increase) decrease in
          Accounts Receivable                                   (66,566)
          Loans receivable                                     (142,597)
          Inventory                                             (10,000)
          Deferred income tax benefit                          (103,530)
     Increase (decrease) in
          Accounts Payable                                       15,414
          Accrued Expenses                                       15,066
                                                               ---------
               Net cash used by Operating Activities           (406,932)

CASH FLOWS FROM INVESTING ACTIVITIES
     Acquistion of property and equipment                      (164,159)
     Acquisition of Other assets                               (130,963)
                                                               ---------
               Net cash used by Investing Activities           (295,122)

CASH FLOWS FROM FINANCING ACTIVITIES
     Issuance of Preffered Stock                                477,950
     Increase in Notes balance                                  266,113
                                                               --------
          Net Cash used by Investing Activities                (295,122)

CASH FLOWS FROM FINANCING ACTIVITIES
     Increase of Preferred Stock                                477,950
     Increase in Note balances                                  266,113
                                                               --------

          Net Cash Provided by Financing Activities             744,063
                                                               --------
INCREASE (DECREASE) IN CASH FROM INCEPTION                   $   42,009
                                                               ========

                POLARSHIELD, INC. (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

     Polarshield, Inc., hereafter referred to as "Polarshield" or "the Company", was organized in June 1999 as a State of Nevada Corporation. The primary business of the Company is the manufacture and sale of polarized refrigerant oil additives and related lubricants and metal treatments. The headquarters of the Company is located in Houston, Harris County, Texas. The Company is the exclusive owner of a license to market the product in the territorial jurisdiction of the United States of America.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     A.   Revenue Recognition
          -------------------
          Polarshield utilizes the accrual method of accounting whereby revenue is recognized when earned and expenses are recognized when incurred. The Company sells its products direct to the customer, through distributors and through retail outlets. Direct sales to customers consist primarily of sales to commercial businesses. Sales to residential customers are minor. Revenue is recognized when the services are rendered, payments are due under the terms of the Distributorship Agreements or when the product has been ordered and set aside for the retail outlet customer.

     B.   Inventories
          -----------
          Inventories, consisting primarily of chemicals, mineral oil and transmission fluids, are stated at the lower of cost or market, as determined by the first-in, first-out (FIFO) method.

     C.   Plant, Property and Equipment
          -----------------------------
          Plant, property and equipment are carried at cost. Depreciation expense for the year was $24,064. Depreciation is calculated using the straight-line method over the estimated useful lives as shown below:

                    Equipment & Machinery              5 years
                    Furniture & Fixtures               5 years
                    Computer Hardware/ Software        3 years

     D.   Other assets
          ------------
          Other assets consist of security deposits, licenses and agreements. The licenses and agreements are amortized over a term of eight years on a straight-line basis. Amortization expense for the fiscal year was $30,330.

     E.   Income Taxes
          ------------
          The Company accounts for income taxes in accordance with the asset and liability method of accounting for income taxes prescribed by
          Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes. Under the asset and liability method, deferred tax assets and liabilities are recognized for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and

          ------------
          operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to the taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

     F.   Basis of Accounting
          -------------------
          The financial statements are prepared using the accrual basis of accounting.

     G.   Use of Estimates
          ----------------
          The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

     H.   Cash and Cash Equivalents
          -------------------------
          For purposes of the statement of cash flows, cash on hand, deposits at bank and petty cash are considered to be cash or cash equivalents.

     I.   Accounts Payable
          ----------------
          Trade accounts payable, including accruals not yet billed are for expenses are recognized when the Company becomes obliged to make future payments as a result of a purchase of assets or services. Trade accounts payable are generally settled within 30 days.

3.   INCOME TAXES

     The tax effects of the Company's loss ($308,411) at the statutory federal tax rates (average rate of 33.56%) comprise the deferred tax balance of $103,530. There were no timing differences. The benefit of the tax losses will only be obtained if:

     (i) The Company derives future assessable income of a nature and of an amount sufficient to enable the benefit from the deduction s for the loss to be realized: and

     (ii) The Company continues to comply with the conditions for deductibility imposed by the law:

4.   RECEIVABLES

                  Current                                             Amount
                 ---------                                           --------
                  Trade                                           $    66,566
                  Less Allowance for doubtful accounts                (35,768)
                                                                     ---------
                           Receivables, net                       $    30,798
                                                                     =========

     The Company  provides  an  allowance  for  doubtful  accounts  equal to the estimated collection losses that will be incurred in collection of all receivables. The estimated losses are based on historical collection experience coupled with review of the current status of existing receivables.

5.   RELATED PARTY TRANSACTIONS

     Loans Receivable/ Payable
                                                                December 31,1999
                                                                ----------------
     Aggregate amount of loans receivable from related parties     $  142,597
     Aggregate amount of loans payable to related parties          $  232,438

     Loans receivable are from Polarshield, LLC (a limited liability company owned by officers of the Company), and officers of the Company for advances made to them in the ordinary course of business. Loans payable consists of outstanding obligations to officers of the Company assumed pursuant to a license agreement between Polarshield, LLC, and the Company. Loans receivable and payable are current assets and obligations.

     Notes Payable
     -------------
     The Company issued promissory notes to purchase furniture and equipment from officers of the company. The notes have a stated interest rate of 6% simple interest, and are payable over five years.

     Inventory purchases
     -------------------
     The Company did not commence production of inventory during the year. Instead, it acquired its entire inventory from Polarshield, LLC. Inventory on hand at December 31, 1999, amounted to $10,000.

6.   OPERATING LEASES

     The Company has operating leases for the use of office space and certain equipment. The lease agreement for equipment ranges from thirty-two to sixty-three months. Lease expenses are approximately $7,305 per month. Minimum lease payments for the next five years are as follows:

                   Year                                  Amount
                  -------                               --------
                   2000                               $   87,664
                   2001                                   87,664
                   2002                                   67,214
                   2003                                    4,977
                   2004                                    4,680
                                                       ----------
                                                      $  252,199
                                                       ==========

7.   NON-CASH TRANSACTIONS

     Agreements entered into by the Company in the form of non-cash transactions for the year were:

     (i) 100,000 shares of common stock, at par, were issued to an officer of the Company, for assignment to the Company of trade secrets, technical know-how and intellectual rights to products developed and owned by him in his individual capacity.

     (ii) 1,100,000 shares of common stock, at par, were issued to an officer of the Company, pursuant to Company resolutions to compensate him for services rendered and other claims given up against the Company.

     (iii)1,050,000 of common stock, at par, were issued to an officer of the Company, pursuant to Company resolutions to compensate him for services rendered and other claims given up against the Company.

     (iv) In June 1999, the Company acquired a sub-license from Polarshield, LLC, under a "License and Option agreement" for $483,180, to be paid for partly by the issue of preferred stock (188,200 shares) for $188,200 and partly by assumption of certain liabilities including royalties payable by the Polarshield, LLC.

     (v) The Company acquired an estimated $64,250 of furniture & fixtures as part of the operating lease of its furnished office building. The lease obligation has been accounted for as a capital lease component of the operating lease on the building space. The Company is applying a portion of the operating lease payments ($1,890 for 1999) to the purchase of the assets. The term of the lease is 34 months.

8.   CAPITAL STOCK

     Common Stock
     ------------
     The Company has authorized 25,000,000 shares of common stock ($0.001 par value), of which 2,250,000 shares were issued at December 31,1999.

     Preferred Stock
     ---------------
     The Company has authorized 5,000,000 shares of preferred stock ($0.01 par value), of which 823,400 shares were issued and outstanding at December 31,1999. The preferred shares are restricted as to transferability and holding period. They are convertible in the event the Company goes public or is acquired by a publicly held company. The options of the stockholders for conversion are through the election of one of the following:

          (i) One share of preferred stock for one share of common stock. After conversion, the shares must be held for at least 18 months from the date of conversion; or

          (ii) The preferred share shall be valued at $1 per share and shall be converted into common shares on an exchange basis on which, the common shares are valued at 50% of the market bid price of the shares 30 days after the initial trading of the company shares in a public market, or the merger of the company with a publicly held company, and such shares shall be subject to a holding period restriction of 12 months and shall be subject to Rule 144.

          (iii) Retain the preferred shares in Company;

          (iv) Request repayment of 115% of the amount of the subscription agreement, payable by the Company within 30days of such written request.

     The shares of the Company have not been registered under any U.S. or State Securities Laws and may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of without appropriate registration or an exemption from registration.

9.   CONCENTRATION OF CREDIT RISK

     The primary financial instruments, which potentially subject the Company to concentrations of credit risk, are cash and accounts receivable. The Company's cash balances are with a high quality financial institution and are covered by FDIC insurance limits. The Company routinely assesses the financial strength of its customers and, as a consequence, believes that its trade accounts receivable credit risk exposure is limited. The maximum potential loss does not exceed the amounts already recognized in the balance sheet.

10.  SEGMENT AND GEOGRAPHIC INFORMATION

     Polarshield, Inc is a Developing Stage Enterprise and is in the initial stages of Operation. The Company's raw material, chemicals and other goods essential to the production of their products are easily available and the Company does not expect any shortages in supply.

     In 1999, the Company targeted its sales efforts to retail chains, and commercial buildings and facilities. The Company will expand its sales efforts to include sales to national chains of restaurants and hotels, and government institutions in future. The Company has distributors in the States of Texas, Louisiana, and Hawaii. It also sells wholesale to Companies under "private label agreements".

11.  COMMITMENTS AND CONTINGENCIES.

     Commitments
     -----------
     In October, 1999, the Company entered into a tri-party agreement (the "Agreement") with Energy Technologies Group, LTD ("ETG", a related party) and Polarshield, LLC, pursuant to which, ETG shall have the option to transfer all of the assets acquired from Polarshield, LLC, to Polarshield, Inc. for a consideration of $1,500,0000.

     Contingencies
     -------------
     The Company is currently a party to various disputes arising from their operations, which involve, or may involve, litigation. Management believes that the outcome of these proceedings, individually and in the aggregate, will have no material effect on the financial position or results of operations of Polarshield, Inc.

12.  SUBSEQUENT EVENTS

     ETG exercised its option under the Tri-party agreement and the Company acquired all the assets of Polarshield, LLC, in April 2000. As a result of this purchase, the Company started manufacture of its product in January 2000.

                POLARSHIELD, INC. (A DEVELOPMENT STAGE COMPANY)
                            BALANCE SHEET (Unaudited)
                                 June 30, 2000

                                     ASSETS

 CURRENT ASSETS
     Accounts receivable                                         $  47,815
     Inventory                                                      21,448
     Deferred tax benefit                                          346,104
                                                                 ----------
                              Total Current Assets                 415,367

PLANT, PROPERTY AND EQUIPMENT, at cost
     Equipment & machinery                                         124,138
     Furniture & fixtures                                          188,910
                                                                 ----------
                                                                   313,048
     Less accumulated depreciation                                  53,324
                                                                 ----------
                                                                   259,724
OTHER ASSETS
     License & agreements - net                                  1,405,125
     Goodwill, patents & trademark - net                           515,455
     Other                                                          18,306
                                                                 ----------
                                                                 1,938,885
                                                                 ----------
TOTAL ASSETS                                                   $ 2,613,976
                                                                 ==========


             See accompanying notes and accountants' review report

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
     Bank Overdraft                                              $  13,148
     Accounts payable                                               49,135
     Accrued expenses                                                7,979
     Related party payables                                        111,101
                                                                  ---------
          Total Current Liabilities                                181,363

LONG-TERM LIABILITIES
     Notes payable                                                  43,873
     Capital lease obligations                                      51,020
                                                                  ---------
                                                                    94,893

STOCKHOLDERS' EQUITY
     Common stock, $0.001 par value per share;
          authorized  25,000,000 shares;
          issued and outstanding 5,258,562 shares                    5,258
     Preferred stock,$0.01 par value per share;
          authorized 5,000,000 shares;
          issued and outstanding 1,327,250 shares                   13,273
     Paid-in capital                                             3,064,586
     Deficit accumulated in the development stage                (745,398)
                                                                 ----------
                                                                 2,337,719
                                                                 ----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                     $ 2,613,976
                                                                 ==========



             See accompanying notes and accountants' review report

                 POLARSHIELD, INC. (A DEVELOPMENT STAGE COMPANY)
                        STATEMENT OF INCOME (Unaudited)
    For the Three Months Ended March 31, and Six Months Ended June 30, 2000

                                                       June 30        March 31
                                                     -----------     -----------
SALES                                                $  101,074      $  67,836
COST OF GOODS SOLD
     Materials                                              417            250
     Freight-in                                             412            412
     Labor                                               12,892          8,713
                                                       ---------      ---------
          Gross Profit                                   87,353         58,461

SELLING, GENERAL AND ADMINISTRATIVE COSTS
     Selling expenses                                    43,345         31,983
     Consulting fees                                    304,271         78,905
     General & administrative                           405,449        183,865
     Amortization expense                                75,249         15,536
     Depreciation                                        29,260         13,215
                                                       ---------      ---------
                                                        857,574        323,504
OTHER (INCOME) EXPENSE
     Miscellaneous Income                                (5,248)          (253)
     Interest Income                                       (460)        12,938
     Interest Expense                                    18,578              -
                                                       ---------      ---------
                                                        870,444        336,189
                                                       ---------      ---------
     NET LOSS BEFORE INCOME TAXES                      (783,091)      (277,728)

INCOME TAXES
     Deferred Tax Benefit                               242,574         85,912
                                                       ---------      ---------
NET LOSS                                              $(540,517)     $(191,816)
                                                       =========      =========
LOSS PER COMMON SHARE:

     Basic and fully diluted                          $ (0.1813)     $ (0.0795)
                                                       =========      =========
     Weighted Average Number of Common
     Shares Outstanding                               2,918,113      2,405,556
                                                      ==========     ==========

             See accompanying notes and accountants' review report

                POLARSHIELD, INC. (A DEVELOPMENT STAGE COMPANY)
                 STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                     For the Six Months Ended June 30, 2000

                                                      Number of
                                                       Shares           Amount
                                                      ------------    ----------
COMMON STOCK
Balance December 31, 1999                              2,250,000      $ 2,250
     Issued pursuant to option agreement - March 17    1,000,000        1,000
     Issued pursuant to option agreement - April 28      250,000          250
     Issued through direct subscription - June 30      1,758,562        1,758
                                                     ------------     ---------

Balance June 30, 2000                                  5,258,562        5,258
                                                     ============     =========
PREFERRED STOCK
Balance December 31, 1999                                823,400        8,234
     Issued pursuant to option agreement - March 17      245,000        2,450
     Issued through direct subscription - various         67,500          675
     Cancelled per option agreement - various             (8,000)         (80)
     Issued through direct subscription - various        199,350        1,994
                                                     ------------     ---------
Balance June 30, 2000                                  1,327,250       13,273
                                                     ============     ---------
ACCUMULATED DEFICIT
Balance December 31, 1999                                            (204,881)
                                                                     (540,517)
                                                                      ---------
Balance June 30, 2000                                                (745,398)
PAID-IN CAPITAL
Balance December 31, 1999                                             659,766
     Issued pursuant to option agreement - March 17                 1,241,550
     Issued pursuant to option agreement - April 28                   249,750
     Cancelled per option agreement - June 30                          (7,920)
     Issued through direct subscription - March 17                     66,825
     Issued through direct subscription - June 30                     854,615
                                                                    -----------
Balance June 30, 2000                                               3,064,586
                                                                    -----------
Total Stockholders' Equity                                         $2,337,719
                                                                    ===========

             See accompanying notes and accountants' review report

                POLARSHIELD, INC. (A DEVELOPMENT STAGE COMPANY)
                      STATEMENT OF CASH FLOWS (Unaudited)
                     For the Six Months Ended June 30, 2000

CASH FLOWS FROM OPERATING ACTIVITIES
     Net Loss                                                    $  (540,517)
     Adjustment to reconcile Net Income (loss) to net cash
     provided by (used in) Operating Activities:
          Depreciation                                                29,260
          Amortization                                                75,249
          Deferred income tax benefit                               (242,574)
     Changes in components of working capital -
          (Increase) decrease in
          Accounts receivable                                        (17,017)
          Related party receivables                                  142,595
          Inventory                                                  (11,448)
          Increase (decrease) in
               Accounts payable                                       12,881
               Accrued Expenses                                       (7,085)
               Related party payables                                (71,349)
                                                                   -----------
               Net cash provided by Operating Activities            (630,005)

CASH FLOWS FROM INVESTING ACTIVITIES
     Acquisition of property and equipment                           (29,929)
     Acquisition of other assets                                     (95,512)
                                                                   ------------
               Net cash used by Investing Activities                (125,441)

CASH FLOWS FROM FINANCING ACTIVITIES
     Issuance of Stock                                               971,002
     Cancellation of Preferred Stock                                  (8,000)
     Decrease in notes payable                                      (262,713)
                                                                   ------------
               Net cash provided by Financing Activities             700,289

               Increase (Decrease) in Cash                           (55,157)

Cash balance at March 31, 2000                                        42,009
                                                                   ------------
          Bank Overdraft at June 30, 2000                          $ (13,148)
                                                                   ============

              See accompanying notes and accountants' review report

1.   ORGANIZATION

     Polarshield, Inc., hereafter referred to as "Polarshield" or "the Company", was organized in June, 1999, as a State of Nevada Corporation. The primary business of the Company is the manufacture and sale of polarized refrigerant oil additives and related lubricants and metal treatments. The headquarters of the Company is located in Houston, Harris County, Texas.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     A.   Revenue Recognition
          -------------------
          Polarshield utilizes the accrual method of accounting whereby revenue is recognized when earned and expenses are recognized when incurred. The Company sells its products direct to the customer, through distributors and through retail outlets. Direct sales to customers consist primarily of sales to commercial businesses. Sales to residential customers are minor. Revenue is recognized when the services are rendered, payments are due under the terms of the Distributorship Agreements or when the product has been ordered and set aside for the retail outlet customer.

     B.   Inventories
          -----------
          Inventories, consisting primarily of chemicals, mineral oil and transmission fluids, are stated at the lower of cost or market, as determined by the first-in, first-out (FIFO) method.

     C.   Plant, Property and Equipment
          -----------------------------
          Plant, property and equipment are carried at cost. Depreciation expense for the six months ended June 30, 2000 was $29,260.
          Depreciation is calculated using the straight-line method over the estimated useful lives as shown below:

                          Equipment & Machinery              5 years
                          Furniture & Fixtures               5 years

     D.   Other assets
          ------------
          Other assets consist of advances, licenses, patents, trademarks and goodwill. The licenses are amortized over the unexpired term of the license and the goodwill is amortized over fifteen years. Amortization expense for the six months ended June 30, 2000, was $75,249.

     E.   Income Taxes
          ------------
          The Company accounts for income taxes in accordance with the asset and liability method of accounting for income taxes prescribed by
          Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes. Under the asset and liability method, deferred tax assets and liabilities are recognized for future tax

     ------------
     consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to the taxable income in the years in which those temporary differences are expected to be recovered or settled. Under SFAS No. 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

F.   Basis of Accounting
     -------------------
     The  financial   statements   are  prepared  using  the  accrual  basis  of
     accounting.

G.   Use of Estimates
     ----------------
     The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

H.   Cash and Cash Equivalents
     -------------------------
     For purposes of the statement of cash flows, cash on hand, deposits at bank and petty cash are considered to be cash or cash equivalents.

I.   Accounts Payable
     ----------------
     Trade accounts payable, including accruals not yet billed, are recognized when the Company becomes obligated to make future payments as a result of a purchase of assets or services. Trade accounts payable are generally settled within 30 days.

3.   INCOME TAXES

     The tax effects of the Company's loss ($540,516) at the statutory federal tax rates (average rate of 31%) was $242,574 and was included in the deferred tax balance of $346,104. There were no timing differences. Depreciation for tax purposes approximated depreciation for financial statement accounting purposes. The benefit of the tax losses will only be obtained if:

     (i) The Company derives future assessable income of a nature and of an amount sufficient to enable the benefit from the deduction s for the loss to be realized: and

     (ii) The Company continues to comply with the conditions for deductibility imposed by federal income tax laws and regulations.

4.   RECEIVABLES

     Accounts Receivable
     -------------------
     The Company provides an allowance for doubtful accounts equal to the estimated losses that will be incurred in collection of all receivables. The estimated losses are based on historical collection experience coupled with review of the current status of the then currently outstanding accounts receivable. The allowance for doubtful accounts estimated at June 30, 2000 was $0.

5.   RELATED PARTY TRANSACTIONS

          Payables                                            June 30, 2000
          ----------                                          --------------
          Related party payables                               $ 111,101

          Related party payables consists of current obligations to officers of the Company for advances they have made to the company.

6.   LEASE OBLIGATIONS

     Lease obligations of the Company are for office space, furniture and equipment. Capital lease obligations are amortized over the remaining term of lease (i.e.thirty four months.). Operating lease agreements vary from thirty two to sixty three months. . Minimum lease payments for the next five years are as follows:

                    Year                                  Amount
                   -------                              -----------
                    2001                              $   87,664
                    2002                                  67,214
                    2003                                   4,977
                    2004                                   4,680
                                                       -----------
                                                      $  164,535
                                                       ===========

7.   NON-CASH TRANSACTIONS

     In March, 2000, the Company acquired the assets and liabilities of Polarshield, LLC, for $1,500,000 in common and preferred stock. The value of the assets and liabilities acquired were as follows:

                      License and goodwill           $1,488,533
                      Equipment                          50,853
                      Furniture                           5,747
                      Bank note on equipment            (29,133)
                      Shareholder loan                  (16,000)
                                                     -----------
                                            Total   $ 1,500,000
                                                     ===========

8.   CONCENTRATION OF CREDIT RISK

     The primary financial instruments, which potentially subject the Company to concentrations of credit risk, are cash and accounts receivable. The Company's cash balances are with a high quality financial institution and are covered by FDIC insurance limits. The Company routinely assesses the financial strength of its customers and, as a consequence, believes that its trade accounts receivable credit risk exposure is limited. The maximum potential loss does not exceed the amounts already recognized in the balance sheet.

9.   SEGMENT AND GEOGRAPHIC INFORMATION

     Polarshield, Inc is a Developing Stage Enterprise and is in the initial stages of Operation. The Company's raw material, chemicals and other goods essential to the production of their products are easily available and the Company does not expect any shortages in supply.

10.  CAPITAL STOCK

     Common Stock
     ------------
     (i) The Company has authorized 25,000,000 shares of common stock ($0.001 par value), of which 5,258,562 shares were issued and outstanding at June 30, 2000.

     Preferred Stock
     ---------------
     The Company has authorized 5,000,000 shares of preferred stock ($0.01 par value), of which 1,327,250 shares were issued and outstanding at June 30, 2000. The preferred shares of the Company carry a preference as to liquidation and convertibility.

     Liquidation Preference:
     ----------------------
     In the event of liquidation, the preferred shareholders are to be paid off before the common stockholders get a return of their capital.

     Conversion Preference:
     ----------------------
     The preferred shares of the Company are convertible in the event the Company goes public or is acquired by a publicly held company. The options of the stockholders for conversion are through the election of one of the following:

          (i) One share of preferred stock for one share of common stock. After conversion, the shares must be held for at least 18 months from the date of conversion; or

          (ii) The preferred share shall be valued at $1 per share and shall be converted into common shares on an exchange basis on which, the common shares are valued at 50% of the market bid price of the shares 30 days after the initial trading of the company shares in a public market, or the merger of the company with a publicly held company, and such shares shall be subject to a holding period restriction of 12 months and shall be subject to Rule 144, or

          (iii) Retain the preferred shares in the Company;

          (iv) Request repayment of 115% of the amount of the subscription agreement, payable by the Company within 30days of such written request.

     EPS-Earnings (Loss) Per Share
     -----------------------------
     Earnings (Loss) per share of common stock outstanding were computed as follows:

                                             Fiscal Year 2000
                                              Quarter Ended
                                     3/31/00     6/30/00    9/30/00    12/31/00
                                    ---------   ---------  ---------   ---------

Net Income (Loss) for basic
and diluted EPS                    $(191,816)  $(348,701)        -            -

Common share information
Average common shares outstanding  2,405,556   3,430,670         -            -

     Basic (Loss) per common share   (0.0797)   (0.1016)         -            -

11.  CONTINGENCIES.

     The Company is currently a party to various disputes arising from their operations, which involve, or may involve, litigation. Management believes that the outcome of these proceedings, individually and in the aggregate, will have no material effect on the financial position or results of operations of Polarshield, Inc.

12.  SUBSEQUENT EVENTS

     On August 25, 2000, the Company granted to the Class A preferred stockholders of record on March 31, 2000, warrants to purchase common stock, $.001 par value, when the original issue holder exercises the conversion right under the preferred stock for the original issue shares held on March 31, 2000. After the number of shares of common stock to be converted to is determined, the holder of the warrant shall have the right to receive an additional number of shares of common stock equal to 15% of the total shares of common stock received upon conversion of the preferred stock.

     The Company also offered to existing preferred stockholders of record as of August 3, 2000, the right to purchase additional shares, not to exceed in number the shares held on the record date, of the Class A Preferred Stock on the same terms as the original purchase, and the rights offering shall end on August 15, 2000.


In September 2000, Xaibe, Inc, a Nevada corporation, whose common stock is listed on the OTC Bulletin Board (OTCBB) offered 5,676,385 shares of its common stock, $0.001 par value, in exchange for all of the issued and outstanding common stock of Polarshield, Inc, the offer will expire on October 31, 2000, unless extended per the Exchange